UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

88 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On June 7, 2016, VeriFone Systems, Inc. (the "Company") announced its financial results for the fiscal quarter year ended April 30, 2016. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Company's conference call and webcast to report these financial results on June 7, 2016, the Company will present certain supplemental financial information regarding its financial results for the fiscal quarter ended April 30, 2016. A copy of this supplemental financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference. This information is also available on the Company's investor relations website at http://ir.verifone.com.

The information in this Form 8-K provided under Item 2.02 and Exhibits 99.1 and 99.2 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

99.1 Press release, dated June 7, 2016, titled "Verifone Reports Results for the Second Quarter of Fiscal 2016"

99.2 Financial Results for the Second Quarter Ended April 30, 2016 – Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: June 7, 2016	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press release, dated June 7, 2016, titled "Verifone Reports Results for the Second Quarter Fiscal 2016"

99.2	Financial Results for the Second Quarter Ended April 30, 2016 – Supplemental Financial Information